                             LETTER OF TRANSMITTAL

                 TO TENDER COMMON SHARES OF BENEFICIAL INTEREST

                                       OF

                         ENTERTAINMENT PROPERTIES TRUST

                       PURSUANT TO THE OFFER TO PURCHASE,
                              DATED APRIL 10, 2001

                                       BY

                                BRT REALTY TRUST

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
    YORK CITY TIME, ON TUESDAY, MAY 15, 2001, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                      Facsimile Copy Number: 718-234-5001
                       Confirm by Telephone: 718-921-8200

              By First Class Mail, by Overnight Courier, By Hand:

                   American Stock Transfer and Trust Company
                                 59 Maiden Lane
                               New York, NY 10038

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                              SHARE(S) TENDERED
   AND SHARES TENDERED APPEAR(S) ON SHARE CERTIFICATE(S))         (ATTACH ADDITIONAL SIGNED SCHEDULE IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES           NUMBER OF
                                                                 CERTIFICATE       REPRESENTED BY          SHARES
                                                                 NUMBER(S)*         CERTIFICATES         TENDERED**
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                                TOTAL SHARES
                                                                  TENDERED
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Shareholders who tender Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the
    Depositary are being tendered. See Instruction 5.
------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU HAVE LOST YOUR CERTIFICATE(S) FOR COMMON SHARES OF
    BENEFICIAL INTEREST OF ENTERTAINMENT PROPERTIES TRUST AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 3.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by Shareholders if either (a) certificates evidencing Shares ("Share Certificates") are to be forwarded herewith, or (b) delivery of Shares is to be made by book-entry transfer to any of the accounts maintained by The Depositary at the Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedure set forth in Section 2, "Procedure for Tendering Shares" of the Offer to Purchase.

     Shareholders whose Share Certificates are not immediately available or who cannot deliver Share Certificates or deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in
Section 2, "Procedure for Tendering Shares," of the Offer to Purchase. See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: ---------------------------------------------

    Account Number: ----------------   Transaction Code Number: ----------------

If the tendered Shares are being tendered by a Nominee Holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made:

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s): --------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery: -----------------------

    Name of Institution which Guaranteed Delivery: ----------------------------

    Account Number (if delivered by book-entry transfer): ---------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to BRT Realty Trust, a Massachusetts business trust (the "Purchaser"), the common shares of beneficial interest, $0.01 par value per share (the "Shares"), of Entertainment Properties Trust, a Maryland real estate investment trust (the "Company"), at a price per share of $18.00 per Share ("Purchase Price"), net to Purchaser in cash, without interest, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated April 10, 2001 ("Offer to Purchase") receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). The "Expiration Date" of the Offer is 5:00 p.m., New York City time, on Tuesday, May 15, 200l. If the Purchaser, in its sole discretion, shall have extended the period for which the Offer is open, the "Expiration Date" shall mean the latest time and date on which the Offer, as so extended by the Purchaser, shall expire.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of the extension or amendments), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Expiration Date) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver Share Certificates (and any such other dividends, distributions, other Shares or securities or rights) or transfer ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price, (b) present such Shares (and any such other dividends, distributions, other Shares or securities or rights) for transfer on the books of the Purchaser, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned understands that if more than 1,000,000 Shares are validly tendered and not withdrawn prior to the Expiration Date, Purchaser will accept for payment and pay for only 1,000,000 Shares on a pro rata basis (with appropriate adjustment to avoid purchase of fractional Shares) based on the number of Shares properly tendered by each Shareholder prior to the Expiration Date.

     The undersigned hereby irrevocably appoints Fredric H. Gould and Simeon Brinberg, individually, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after the date hereof), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

     The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); (b) when and to the extent the Purchaser accepts the Shares for purchase, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); and (d) the undersigned has read and agreed to all of the terms of the Offer.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may not except in accordance with Section 3, "Withdrawal Rights," of the Offer to Purchase. After the Expiration Date, tenders made pursuant to the Offer to Purchase will be irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 2, "Procedure for Tendering Shares," of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that under certain circumstances set forth in the Offer, the Purchaser may not be required to purchase any of the Shares tendered hereby, or may accept for purchase fewer than all of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address of the registered holder(s) appearing under "Description of Shares Tendered." In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, please return such certificates to the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 6, 7, 8 AND 9)

     To be completed ONLY if certificates for Shares not tendered or not purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue [ ] check and/or [ ] Share Certificate(s) to:

Name
-------------------------------------------------
                                 (PLEASE PRINT)

Address
-----------------------------------------------

---------------------------------------------------------
                            (CITY, STATE, ZIP CODE)

                       Complete Payer Substitute Form W-9

              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

           ---------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 6, 7, 8 AND 9)

     To be completed ONLY if certificates for Shares not tendered or not purchased are to be issued in the named undersigned, but sent to someone other than the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail [ ] check and/or [ ] Share Certificate(s) to:

Name
-------------------------------------------------
                                 (PLEASE PRINT)

Address
-----------------------------------------------

---------------------------------------------------------
                            (CITY, STATE, ZIP CODE)

                                   SIGN HERE
         (IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF SHAREHOLDER(S))

Dated:
---------------------------

(Must be signed by the registered holder(s) exactly as names(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (CITY)                     (STATE)                    (ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
----------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (CITY)                     (STATE)                    (ZIP CODE)

Dated:
---------------------------

---------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX AT  Social Security Number
 FORM W-9                           THE RIGHT AND CERTIFY BY SIGNING AND DATING      or ----------------------------------
                                    BELOW                                            Employer Identification Number
                                                                                     (If awaiting TIN, write "Applied
                                                                                     For" and check the box in Part III)
                                    ---------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY         PART II -- For Payees exempt from backup          PART III -- Awaiting TIN  [ ]
 INTERNAL REVENUE SERVICE           withholding, see the enclosed Guidelines for
                                    Certification of Taxpayer Identification Number
 PAYER'S REQUEST FOR TAXPAYER       on Substitute Form W-9 and complete as
 IDENTIFICATION NUMBER ("TIN")      instructed therein.
---------------------------------------------------------------------------------------------------------------------------
                                    CERTIFICATION. Under penalties of perjury, I certify that:
                                    1. The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                                    2. I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS")
                                       that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                                    3. I am a U.S. person (including a U.S. resident alien).
                                    CERTIFICATION INSTRUCTION. -- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you failed to report all interest and dividends on your tax return.

                                    SIGNATURE ---------------------------------------------- DATE-----------------------
---------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" herein, or (ii) if such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD"), a commercial bank, credit union, savings association or trust company having an office, branch or agency in the United States, or other entity which is a member in good standing of a stock transfer association's approved medallion program (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only (a) if certificates are to be forwarded herewith, or (b) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in
Section 2, "Procedure for Tendering Shares," of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer in the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date. Shareholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Expiration Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, which must be received by the Depositary prior to the Expiration Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 2, "Procedure for Tendering Shares," of the Offer to Purchase. Pursuant to such procedures, the certificates for all physically tendered Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, and all other documents required by this Letter of Transmittal must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 2, "Procedure for Tendering Shares," of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

     No alternative, conditional or contingent tenders will be accepted, except as may be permitted in the Purchaser's Offer to Purchase. All tendering Shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of Shares.

     3. LOST CERTIFICATES. In the event that any Shareholder is unable to deliver to the Depositary the Purchaser Certificate(s) representing his, her or its Shares due to the loss or destruction of such Certificate(s), such fact should be indicated on the face of this Letter of Transmittal. In such case, the Shareholder should also contact the Depositary, at their number 718-921-8200, to report the lost securities. The Depositary will forward additional documentation which such Shareholder must complete in order to effectively surrender such lost or destroyed Certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed Certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the Depositary.

     4. INADEQUATE SPACE. If the space provided under "Description of Shares Tendered" is inadequate, the certificate numbers and/or number of Shares should be listed on a separate signed schedule attached hereto.

     5. PARTIAL TENDERS AND UNPURCHASED SHARES. (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, a new Share Certificate for the remainder of the Shares evidenced by the old Share Certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

     If any of the tendered Shares are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or the Share Certificates not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Purchaser of their authority to so act.

     If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates of stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

     7. STOCK TRANSFER TAXES. Except as set forth in this Instruction 7, no stock transfer tax stamps need accompany this Letter of Transmittal, and the Purchaser will pay all stock transfer taxes, if any, with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Purchaser's Offer to Purchase) if Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder, or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     8. TENDER OF MORE THAN 1,000,000 SHARES. If more than 1,000,000 Shares are duly tendered prior to the expiration of the Offer (and not timely withdrawn), the Purchaser will purchase Shares from tendering Shareholders, in accordance with the terms and conditions specified in the Offer to Purchase, on a pro rata basis (disregarding fractions), in accordance with the number of Shares duly tendered by each Shareholder during the period the Offer is open (and not timely withdrawn), unless the Purchaser determines not to purchase any Shares. Share Certificates representing Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the tendering Shareholder.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares tendered is to be issued, Share Certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such check or any such Share Certificates are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     10. DETERMINATION OF PROPER TENDER. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, in its sole discretion, which determination shall be final and binding. The Purchaser reserves the absolute right to reject any or all tenders of any particular Shares (i) determined by it not to be in proper form or (ii) the acceptance of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in tender of any particular Shares, and the Purchaser's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Purchaser, the Depositary, the Information Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     11. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Requests for assistance may be directed to, and additional copies of the Purchaser's Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the address set forth at the end of this Letter of Transmittal, or from your broker, dealer, commercial bank, trust company, or other nominee. The Information Agent will also provide Shareholders, upon request, with a Certificate of Foreign Status (Form W-8) .

     12. SUBSTITUTE FORM W-9. Each Shareholder that desires to participate in the Offer must, unless an exemption applies, provide the Depositary with the Shareholder's taxpayer identification number on the Substitute Form W-9 set forth in this Letter of Transmittal, with the required certifications being made under penalties of perjury. If the Shareholder is an individual, the Taxpayer Identification Number ("TIN") is his or her Social Security Number. If the Depositary is not provided with the correct TIN, the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding. In addition, any cash payments that are made to such Shareholder with respect to the Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding may result in an overpayment of taxes for which a refund may be obtained by the Shareholder from the Internal Revenue Service.

     Certain Shareholders (including, among others, most corporations and certain foreign persons) are exempt from backup withholding requirements. To qualify as an exempt recipient on the basis of foreign status, such Shareholder must submit a properly executed Certificate of Foreign Status (Form W-8), signed under penalties of perjury, attesting to that person's exempt status. Forms of such statements can be obtained from the Information Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Shareholders are required to give the Depositary the taxpayer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     To prevent backup withholding on any cash payments that are made to a Shareholder tendering Shares pursuant to the Offer, each Shareholder that is a U.S. person is required to give the Depository a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, and to certify, under penalties of perjury, that such number is correct and that such Shareholder is not subject to backup withholding of federal income tax. If a tendering Shareholder has been notified by the Internal Revenue Service that such Shareholder is subject to backup withholding, such Shareholder must cross out item 2 of the Certification box of the Substitute Form W-9, unless such Shareholder has since been notified by the Internal Revenue Service that such Shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 or, in the case of a non-U.S. Shareholder, Form W-8, may subject the tendering Shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such Shareholder. If the tendering Shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Shareholder should check the box "Awaiting TIN" in Part III of the Substitute Form W-9, and sign the date the Substitute Form W-9. If the box is checked in Part III and the Depository is not provided with a TIN within 60 days, the Depository will withhold 31% on all payments of the purchase price to such Shareholder until a TIN is provided to the Depository.

     EACH SHAREHOLDER SHOULD CONSULT HIS, HER OR ITS TAX ADVISER AS TO QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

     IMPORTANT: THIS LETTER OF TRANSMITTAL PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, MAY 15, 2001.

                    The Information Agent for the Offer is:

                [GEORGESON SHAREHOLDER COMMUNICATIONS INC. LOGO]

                                17 State Street
                            New York, New York 10004

                           Toll Free: 1-800-223-2064
                           Call Collect: 2l2-440-9800

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

------------------------------------------------------------
                                              GIVE THE
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 1.  The individual                      The individual
 2.  Two or more individuals (joint or,  The actual owner of
     account)                            the account if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The Minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)
     b. So called trust account that is  The actual owner(1)
        not a legal or valid trust
        under state law
 5.  Sole proprietorship                 The owner(3)
------------------------------------------------------------
------------------------------------------------------------
                                          GIVE THE EMPLOYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 6.  A valid trust, estate, or pension   The legal entity(4)
     trust
 7.  Corporate                           The corporation
 8.  Association, club, religious, The   The organization
     organization charitable,
     educational, or other tax-exempt
     organization account
 9.  Partnership                         The partnership
10.  A broker or registered nominee      The broker or
                                         nominee
11.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust.

(Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from withholding include:
  - An organization exempt from tax under section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(2), if the account satisfies the requirements of Section 401(f)(7).
  - The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
  - An international organization or any agency or instrumentality thereof.
  - A foreign government and any political subdivision, agency or instrumentality thereof.
  Payees that may be exempt from backup withholding include:
  - A corporation.
  - A financial institution.
  - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
  - A real estate investment trust.
  - A common trust fund operated by a bank under Section 584(a).
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A middleman known in the investment community as a nominee or custodian.
  - A futures commission merchant registered with the Commodity Futures Trading Commission.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends generally exempt from backup withholding include:
  - Payments to nonresident aliens subject to withholding under Section 1441.
  - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
  - Payments of patronage dividends not paid in money.
  - Payments made by certain foreign organizations.
  - Section 404(k) payments made by an ESOP.
  Payments of interest generally exempt from backup withholding include:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
  - Payments described in Section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage interest paid to you.
  Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.
  EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FORM, AND RETURN TO THE PAYER. ALSO SIGN AND DATE THE FORM.
  If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.